                                                                      Exhibit 24

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Directors of Alcoa Inc. (the "Company") hereby constitute and appoint RICHARD B. KELSON, WILLIAM B. PLUMMER, TIMOTHY S. MOCK AND DONNA C. DABNEY, or any of them, their true and lawful attorneys and agents to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or may be required to enable the Company to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Act of up to $3 billion of securities, including, but not limited to, debt, convertible, common, preferred or hybrid securities of the Company, warrants to purchase debt securities of the Company, or guarantees by the Company of debt or convertible preferred securities of an affiliate of the Company (including without limitation the Alcoa Trust I), including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of each of the undersigned in the capacity of Director of the Company to any registration statement to be filed with the Securities and Exchange Commission in respect of said securities, to any and all pre-effective amendments, post-effective amendments and supplements to any such registration statement, and to any instruments or documents filed as part of or in connection with any such registration statement or pre-effective amendments, post-effective amendments or supplements thereto; and the undersigned hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned have subscribed these presents on the date set opposite their names below.


/s/ Joseph T. Gorman                      April 2, 2001
--------------------
Joseph T. Gorman


/s/ Judith M. Gueron                      April 2, 2001
--------------------
Judith M. Gueron


/s/ Sir Ronald Hampel                     April 2, 2001
---------------------
Sir Ronald Hampel


/s/ Hugh M. Morgan                        April 2, 2001
------------------
Hugh M. Morgan


/s/ John P. Mulroney                      April 2, 2001
--------------------
John P. Mulroney

/s/ Henry B. Schacht                      April 2, 2001
--------------------
Henry B. Schacht


/s/ Franklin A. Thomas                    April 2, 2001
----------------------
Franklin A. Thomas


/s/ Marina v.N. Whitman                    April 2, 2001
-----------------------
Marina v.N. Whitman

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director and Chairman of the Board and Chief Executive Officer of Alcoa Inc. (the "Company") hereby constitutes and appoints RICHARD B. KELSON, WILLIAM B. PLUMMER, TIMOTHY
S. MOCK AND DONNA C. DABNEY, or any of them, his true and lawful attorneys and agents to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or may be required to enable the Company to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Act of up to $3 billion of securities, including, but not limited to, debt, convertible, common, preferred or hybrid securities of the Company, warrants to purchase debt securities of the Company, or guarantees by the Company of debt or convertible preferred securities of an affiliate of the Company (including without limitation the Alcoa Trust I), including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of the undersigned Director and Chairman of the Board and Chief Executive Officer of the Company in the capacity of Principal Executive Officer and/or Director thereof to any registration statement to be filed with the Securities and Exchange Commission in respect of said securities, to any and all pre-effective amendments, post-effective amendments and supplements to any such registration statement, and to any instruments or documents filed as part of or in connection with any such registration statement or pre-effective amendments, post-effective amendments or supplements thereto; and the undersigned hereby ratifies and confirms all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents on the date set opposite his name below.


/s/ Alain J. P. Belda                        April 3, 2001
--------------------------------
Alain J. P. Belda
Director and
Chairman of the Board and
Chief Executive Officer

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Executive Vice President and Chief Financial Officer of Alcoa Inc. (the "Company") hereby constitutes and appoints WILLIAM B. PLUMMER, TIMOTHY S. MOCK AND DONNA C. DABNEY, or any of them, his true and lawful attorneys and agents to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or may be required to enable the Company to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Act of up to $3 billion of securities, including, but not limited to, debt, convertible, common, preferred or hybrid securities of the Company, warrants to purchase debt securities of the Company, or guarantees by the Company of debt or convertible preferred securities of an affiliate of the Company (including without limitation the Alcoa Trust I), including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of the undersigned Executive Vice President and Chief Financial Officer of the Company in the capacity of Principal Financial Officer thereof to any registration statement to be filed with the Securities and Exchange Commission in respect of said securities, to any and all pre-effective amendments, post-effective amendments and supplements to any such registration statement, and to any instruments or documents filed as part of or in connection with any such registration statement or pre-effective amendments, post-effective amendments or supplements thereto; and the undersigned hereby ratifies and confirms all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents on the date set opposite his name below.


/s/ Richard B. Kelson                        April 3, 2001
------------------------------------
Richard B. Kelson
Executive Vice President and
Chief Financial Officer

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Vice President and Controller of Alcoa Inc. (the "Company") hereby constitutes and appoints RICHARD
B. KELSON, WILLIAM B. PLUMMER AND DONNA C. DABNEY, or any of them, his true and lawful attorneys and agents to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or may be required to enable the Company to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Act of up to $3 billion of securities, including, but not limited to, debt, convertible, common, preferred or hybrid securities of the Company, warrants to purchase debt securities of the Company, or guarantees by the Company of debt or convertible preferred securities of an affiliate of the Company (including without limitation the Alcoa Trust I), including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of the undersigned Vice President and Controller of the Company in the capacity of Principal Accounting Officer thereof to any registration statement to be filed with the Securities and Exchange Commission in respect of said securities, to any and all pre-effective amendments, post-effective amendments and supplements to any such registration statement, and to any instruments or documents filed as part of or in connection with any such registration statement or pre-effective amendments, post-effective amendments or supplements thereto; and the undersigned hereby ratifies and confirms all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents on the date set opposite his name below.


/s/ Timothy S. Mock                          April 3, 2001
---------------------------------------
Timothy S. Mock
Vice President and Controller